Exhibit 10-t

Schedule identifying agreements substantially identical to the Form of Employment Agreement constituting Exhibit 10-s hereto entered into by Meritor, Inc. and each of the following persons:

Carl D. Anderson II
April Miller Boise
Timothy J. Heffron
Joseph Plomin
Chris Villavarayan

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